UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09039

Alpha Analytics Investment Trust

(Exact name of registrant as specified in charter)

1901 Avenue Of The Stars, Suite 1100

 Los Angeles, CA 90067

(Address of principal executive offices) (Zip code)

Robert E. Gipson, Alpha Analytics Investment Trust

1901 Avenue Of The Stars, Suite 1100,

Los Angeles, CA 90067

 (Name and address of agent for service)

With Copy To:

Donald S. Mendelsohn, Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, Ohio 45202

Registrant's telephone number, including area code: (310) 556-4660

Date of fiscal year end: July 31

Date of reporting period: July 31,2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Alpha Analytics Value Fund

Annual Report

July 31, 2003

Dear Fellow Shareholders:

We are pleased to send you the Alpha Analytics Value Fund’s Annual Report, which contains information on the holdings of the Fund, along with the Financial Highlights and Statement of Operations for the 12-month period ending July 31, 2003.

We encourage you to read these financial reports to help you stay informed about your mutual fund investment.

During the 12 month period ended July 31, 2003, the Fund had a total return of 10.15% vs. the S&P 500 index return1 of 8.63% for the same period.   We believe that our relative-value investment philosophy of investing in attractively priced quality companies allowed the Fund to keep close pace with its benchmark index during the past fiscal year.

In addition, the Fund maintained its 5-star Morningstar Rating (in the Large Blend Category) throughout the past fiscal year.  We are very pleased with this recognition.

The U.S. stock market over the past fiscal year declined in the early months only to bottom out and return to higher levels in the later months.   The declining market caused many investors to sell stocks and buy bonds or stay in cash.   Our Fund followed this trend and had relatively significant net redemptions during the past fiscal year.

We have been encouraged by the stock market's recent performance and remain convinced that a well designed investment portfolio needs to include both small and large capitalization value stocks.

We thank you for the trust you have placed in us.

For the Intelligent Investor—

1 Note: Does not include reinvestment of dividends

© 2002 Morningstar, Inc. All Rights Reserved.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™  (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

Past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Comparison of Changes in Value of $10,000 Since Inception

(including reinvestment of dividends)

Alpha Analytics Value Fund

Average Annual Total Return:

For the Year Ended July 31, 2003:  10.15%

Since Inception (January 1, 1999):    9.32%

S&P 500 Index

Average Annual Total Return:

For the Year Ended July 31, 2003:    10.17%

Since Inception (January 1, 1999):  (4.61)%

Alpha Analytics Value Fund $15,041
S&P 500 Index $8,056
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03

ALPHA ANALYTICS INVESTMENT TRUST VALUE FUND

			Schedule of Investments
			July 31, 2003
Shares/Principal Amount		Market Value

COMMON STOCKS
Automobile Manufacturers - 2.85%
22,800	Volkswagen PFD ADR	137,940

Banking - 4.01%
3,100	FleetBoston Financal Corp.	96,379
4,000	U.S. Bancorp	98,080
		194,459

Computer Services - 3.97%
3,600	SABRE Holdings Corp. Class A	83,088
8,900	Unisys Corp *	109,114
		192,202

Financial Services - 2.71%
6,517	ING Groep N.V. Sponsored ADR	131,056

Food - 5.01%
4,300	Kraft Foods Class 'A'	119,583
6,600	Sara Lee Corp	123,354
		242,937

Insurance - 13.17%		148,455
4,500	ACE Ltd	163,529
4,300	Allstate Corp.	165,675
4,700	HCA, Inc.	160,380
9,900	Travelers Property Casualty Corp. Class A	638,039

Medical & Related - 5.45%
4,200	Abbott Laboratories	164,850
2,100	Guidant Corp.	99,162
		264,012

Multimedia - 2.67%
5,900	Disney (Walt) & Co.	129,328

Oil, Energy & Natural Gas - 7.61%
1,300	Conoco Phillips	68,042
3,000	ENSCO International, Inc.	75,210
2,150	Noble Corp. *	70,671
2,000	Schlumberger Ltd.	90,140
3,300	Transocean, Inc. *	64,581
		368,644

Office Machines - 2.59%
3,300	Pitney Bowes, Inc.	125,730

Papers & Allied Products - 3.47%
7,700	Georgia Pacific Corp.	168,245

Petroleum Refining - 2.57%
3,000	BP PLC ADR	124,650

Pharmaceuticals - 3.64%
4,600	GlaxoSmithKline PLC ADR.	176,226

Plastic Products - 5.49%
4,400	Newell Rubbermaid, Inc.	103,972
8,200	Pactiv Corp. *	161,950
		265,922

Recreational Activities - 2.48%
3,500	Carnival Corp.	120,085

Retail - 12.66%
5,300	CVS Corp.	158,947
8,500	Limited Brands, Inc.	142,035
5,100	May Department Stores, Co.	126,021
4,100	Nordstrom, Inc.	86,551
2,600	Target Corp.	99,632
		613,186

Software - 11.28%
5,100	Autodesk, Inc.	76,041
18,000	BMC Software, Inc. *	253,800
8,200	Microsoft Corp.	216,562
		546,403

	TOTAL COMMON STOCKS - 91.63%
	(Cost $4,174,789)	4,439,064

SHORT TERM INVESTMENTS- 9.06%
$ 114,371	Dreyfus Treasury Prime Fund Class B .66%**	$114,371
324,444	Sei Daily Income Trust Govt. B .72%**	324,444
	Total Short Term Investments ($438,815)	$438,815

	TOTAL INVESTMENTS
	(Cost $4,613,604) - 100.69%	4,877,879

	Cash and other assets less liabilities - (.69)%	(33,257)

	TOTAL NET ASSETS - 100%	$4,844,622

ADR- American Depository Receipts
* Non-Income producing securities.
** Variable Rate Security; The Coupon Rate shown represents the rate at July 31, 2003.

The accompanying notes are an integral part of the financial statements.

ALPHA ANALYTICS INVESTMENT TRUST VALUE FUND

Statement of Assets and Liabilities
July 31, 2003

Assets:
Investment Securities at Market Value	$ 4,877,879
(Identified Cost -$ 4,613,604)
Cash	5,500
Dividends Receivable	3,487
Interest Receivable	140
Total Assets	4,887,006
Liabilities:
Payable to Adviser	5,373
Due to Broker	37,011
Total Liabilities	42,384
Net Assets	$ 4,844,622

Net Assets Consist of:
Capital Paid In	$ 5,543,666
Accumulated Undistributed Net Investment Income	18,912
Realized Gain (Loss) on Investments - Net	(982,231)
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Identified Cost - Net	264,275
Net Assets, for 401,657 Shares Outstanding	$ 4,844,622

Net Asset Value and Redemption Price
Per Share ($4,844,622/401,657 shares)	$ 12.06

The accompanying notes are an integral part of the financial statements.

ALPHA ANALYTICS INVESTMENT TRUST VALUE FUND

Statement of Operations
For the year ended July 31, 2003

Investment Income:
Dividends	$ 97,273
Interest	2,070
Total Investment Income	99,343
Expenses:
Investment Adviser Fees	81,153
Trustees' Fees	24,000
Taxes	800
Total Expenses	105,953
Less Waivers & Reimbursements	(35,536)
Net Expenses	70,417

Net Investment Income	28,926

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(588,373)
Unrealized Appreciation (Depreciation) on Investments	755,345
Net Realized and Unrealized Gain (Loss) on Investments	166,972

Net Increase (Decrease) in Net Assets from Operations	$ 195,898

The accompanying notes are an integral part of the financial statements.

ALPHA ANALYTICS INVESTMENT TRUST VALUE FUND

Statement of Changes in Net Assets
	For the year	For the year
	ended	ended
	July 31, 2003	July 31, 2002
From Operations:
Net Investment Income	$ 28,926	$ 715
Net Realized Gain (Loss) on Investments	(588,373)	(380,497)
Net Unrealized Appreciation (Depreciation)	755,345	(1,126,392)
Increase (Decrease) in Net Assets from Operations	195,898	(1,506,174)
From Distributions to Shareholders:
Net Investment Income	(9,821)	(5,342)
Net Realized Gain from Security Transactions	0	(17,150)
Change in Net Assets from Distributions	(9,821)	(22,492)
From Capital Share Transactions:
Proceeds From Sale of Shares	817,759	5,074,444
Shares Issued on Reinvestment of Dividends	9,821	22,490
Cost of Shares Redeemed	(3,365,986)	(2,008,993)
Net Increase (Decrease) from Shareholder Activity	(2,538,406)	3,087,941

Net Increase (Decrease) in Net Assets	(2,352,329)	1,559,275

Net Assets at Beginning of Period	7,196,951	5,637,676
Net Assets at End of Period (Including accumulated net investment
income (loss) of $18,912 and ($193), respectively)	$ 4,844,622	$ 7,196,951

Share Transactions:
Issued	78,348	404,828
Reinvested	932	1,771
Redeemed	(333,717)	(162,537)
Net increase (decrease) in shares	(254,437)	244,062
Shares outstanding beginning of period	656,094	412,032
Shares outstanding end of period	401,657	656,094

The accompanying notes are an integral part of the financial statements.

ALPHA ANALYTICS INVESTMENT TRUST VALUE FUND

Financial Highlights
Selected data for a share outstanding throughout the period:	For the year	For the year	For the year	For the year	January 1, 1999 (1)
	ended	ended	ended	ended	through
	July 31, 2003	July 31, 2002	July 31, 2001	July 31, 2000	July 31, 1999
Net Asset Value -
Beginning of Period	$10.97	$13.68	$14.24	$11.92	$10.00
Net Investment Income	0.06	0.00	0.01	(0.04)	0.01
Net Gains or Losses on Securities
(realized and unrealized)	1.05	(2.65)	1.84	2.95	1.91
Total from Investment Operations	1.11	(2.65)	1.85	2.91	1.92

Distributions (From Net Investment Income)	(0.02)	(0.02)	0.00	(0.01)	0.00
Distributions (From Capital Gains)	0.00	(0.04)	(2.41)	(0.58)	0.00
Total Distributions	(0.02)	(0.06)	(2.41)	(0.59)	0.00

Net Asset Value -
End of Period	$12.06	$10.97	$13.68	$14.24	$11.92

Total Return	10.15%	(19.46)%	13.93%	24.94%	19.20%	(3)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	4,845	$ 7,197	$ 5,638	$ 4,549	$ 2,385

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.96%	1.71%	1.74%	1.78%	2.45%	(2)
Ratio of Net Income to Average Net Assets	(0.12)%	(0.40)%	(0.34)%	(0.76)%	(1.03)%	(2)
After Reimbursement
Ratio of Expenses to Average Net Assets	1.30%	1.30%	(1.30)%	(1.30)%	(1.30)%	(2)
Ratio of Net Income to Average Net Assets	0.53%	0.01%	0.10%	(0.27)%	0.12%	(2)

Portfolio Turnover Rate	69.30%	156.16%	88.06%	101.54%	32.98%

(1) Commencement of operations.
(2) Ratios for this period of operations are annualized.
(3) For periods of less than a full year, total return is not annualized

The accompanying notes are an integral part of the financial statements.

ALPHA ANALYTICS INVESTMENT TRUST

Notes to Financial Statements

July 31, 2003

Note 1. Organization

     Alpha Analytics Value Fund (the “Fund”), was organized as a series of Alpha Analytics Investment Trust, an Ohio business trust (the “Trust”).  The Fund was organized on August 18, 1998, and commenced operations on January 1, 1999.  The Trust is an open-end, diversified management investment company under the Investment Company Act of 1940, authorized to issue an unlimited number of shares, each share representing an undivided, proportionate interest in the Fund.  The Fund’s investment objective is to provide shareholders with long term capital appreciation.

Note 2.  Summary of Significant Accounting Policies

     The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from these estimates.

      Security Valuation- Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Funds’ adviser, the last bid price does not accurately reflect the current value of the security.   All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the security, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

      Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

        Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

ALPHA ANALYTICS INVESTMENT TRUST

Notes to Financial Statements

July 31, 2003

 (Continued)

Note 2.  Summary of Significant Accounting Policies (Continued)

       Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.  Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses.

       Security Transactions- The Trust follows industry practice and records security transactions on the trade date.  The first-in first-out identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.

        Estimates- Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

     The Trust retains Alpha Analytics Investment Group, LLC (the "Adviser") to manage the assets of the   Fund.   Under the terms of the agreement, a monthly fee is paid to the Adviser at an annual rate of 1.50% of the average daily net assets of the Fund.  The Adviser pays all of the operating expenses for the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of non-interested person trustees, Rule 12b-1 fees (if any) and extraordinary expenses.   Through November 30, 2003, the Adviser has contractually agreed to reduce its management fee to an annual rate of 1.30% of average daily net assets and pay for all fees and expenses of the non-interested person trustees.  In addition, the Adviser has voluntarily agreed to pay for tax expenses incurred by the Fund.

     For the year ended July 31, 2003, the Adviser earned advisory fees of $81,153.  For the year ended July 31, 2003, the Adviser waived fees and / or reimbursed expenses totaling $35,536.

     The Adviser has entered into a sub-advisory agreement with Cambiar Investors, Inc. to serve as the sub-adviser to the Value Fund.

     Certain officers and trustees of the Trust are also officers and owners of Alpha Analytics Investment Group, LLC.  Beneficial ownership of more than 25% of the voting securities of a fund creates a presumption of control of a fund under Section 2(a)(9) of the Investment Company Act of 1940.  As of July 31, 2003, City National Bank held for the benefit of others 42.35% of the Fund and Charles Schwab & Co. held in an omnibus account for the benefit of others 29.49% of the Fund.

ALPHA ANALYTICS INVESTMENT TRUST

Notes to Financial Statements

July 31, 2003

(Continued)

Note 4. Investments

     Investment transactions, excluding short term investments, for the year ended July 31, 2003, were as follows:

Value Fund
Purchases	$ 3,557,943
Sales	$ 5,575,900

     For Federal Income Tax purposes, the cost of investments owned at July 31, 2003 is $4,770,203. As of July 31, 2003, the gross unrealized appreciation on a tax basis totaled $441,403 and the gross unrealized depreciation totaled $333,727 for a net unrealized appreciation of $107,676. The difference between book cost of securities and tax cost of securities is due to wash sales of $40,009 and post October loss deferrals of $116,590.

Note 5. Capital Loss Carryovers

     At July 31, 2003, the Value Fund had available of federal tax purposes an unused capital loss carry forward of $812,271of which $32,223 expires in 2010 and $780,048 expires in 2011. The fund has elected to defer post October losses of $116,590.

Capital loss carry forwards are available to offset future realized gains. To the extent that these carry forwards are used to offset future realized capital gains, it is probable that the amount, which is offset, will not be distributed.

Note 6. Distributions to Shareholders

     On December 19, 2002, a distribution of $.0205 was declared.  The dividend was paid on December 23, 2002, to shareholders of record on December 20, 2002.

The tax character of distributions paid during the fiscal years ended 2003 and 2002 were as follows.

Distributions paid from:	2003	2002
Ordinary income	$ 9,821	$ 5,342
Short-term Capital Gain	0	0
Long-term Capital Gain	0	17,150
	$ 9,821	$ 22,492

As of July 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)	$ 18,912
Undistributed long-term capital gain/ (accumulated losses)	(825,632)
Unrealized appreciation/ (depreciation)	107,676
$ (699,044)

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and post- October losses.

Note 7. Subsequent Event

     On September 15, 2003, at a meeting of the Board of Directors it was decided that it was in the best interests of the shareholders that the Fund cease operations.  The Fund will liquidate all securities and place the proceeds into a money market fund. Shareholders may redeem their shares immediately or the Fund will redeem them as of October 29, 2003.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and

Board of Trustees

Alpha Analytics Funds

We have audited the accompanying statement of assets and liabilities of the Alpha Analytics Funds (comprised of the Alpha Analytics Value Fund), including the schedule of portfolio investments, as of July 31,  2003, and the related statement of operations for the year then ended, statement of changes in net assets for the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period of January 1, 1999 (commencement of operations) through July 31, 1999.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash held as of July 31, 2003 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpha Analytics Value Fund as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period of January 1, 1999 (commencement of operations) through July 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/McCurdy & Associates CPA's, Inc.

Westlake, Ohio

August 27, 2003

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has not adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Although the registrant does have a code of ethics for purposes of compliance with Rule 17j-1, the code of ethics contemplated by this Item 2 was not adopted because the registrant anticipated that its operations would be terminated.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Don Alschuler is an independent audit committee financial expert.

He acquired his attributes through:

(1)        Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

(2)        Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

(3)        Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; and

(4)        Other relevant experience including venture capital due diligence and investing.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Reserved.

Item 9.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 22, 2003, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10.  Exhibits.

(a)(1)

None.

(a)(2)

Certifications required by Item 10(a)(2) of Form N-CSR are filed herewith.

(b)

Certification required by Item 10(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpha Analytics Value Fund

By /s/Robert Gipson

     Robert Gipson

     President

Date October 17, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Robert Gipson

     Robert Gipson

     President

Date October 17, 2003

By /s/Jack McNally

     Jack McNally

     Chief Financial Officer

Date October 17, 2003